Exhibit 10.2

Sirenza Microdevices	Contract Change Notice/Amendment No. 08
SN 1A551/1F368

Contract Change Notice/Amendment No. 08

to

TRW Inc./Sirenza Microdevices Wafer Supply Agreement

Agreement No. 1A551

THIS AMENDMENT (“Amendment”) is made and entered into and between Sirenza Microdevices (“Buyer”) and Northrop Grumman Space & Mission Systems Corp., by and through Northrop Grumman Space Technology (“NGST” or “Seller”).

WHEREAS, Buyer and NGST (formerly “TRW”) entered into a Sale Agreement No. 1A551 (“Agreement”) with an effective date of August 19, 1998;

WHEREAS, NGST and Buyer desire to amend the Agreement in order to provide for the following modifications.

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1.	Substitute the name NORTHROP GRUMMAN SPACE & MISSION SYSTEMS CORP., BY AND THROUGH NORTHROP GRUMMAN SPACE TECHNOLOGY (“NGST”) for the name TRW wherever it appears in the Agreement.

2.	Modify Section 5.1 - Method of Payment for NGST remittance information:

By Mail	By Wire Transfer
Northrop Grumman Space &	Bank: JPMorgan Chase Bank, New York
Mission Systems Corp. – ST	ABA No.: 021000021
P.O. Box 601040	Account No.: 323397387
Los Angeles, CA 90060-1040	Account Name: Northrop Grumman S&MS Corp. – Space Technology

The above changes constitute Contract Change Notice Amendment No. 08 to the Agreement. Except as expressly provided herein above all other terms and conditions of the Agreement shall apply herein and remain in full force and effect as previously agreed to between Buyer and NGST. In the event of any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment will be deemed to have superseded those of the Agreement and exclusively will govern the matter in question.

Sirenza Microdevices, Inc.		Northrop Grumman Space & Mission Systems Corp.

By:	/s/ Guy Krevet	By:	/s/ Paul U. Klintworth

Name:	Guy Krevet	Name:	Paul U. Klintworth

Title:	V. P. Operation	Title:	Contracts Manager, NGST

Date:	7-17-03	Date:	07-15-2003

Standard Foundry Services Agreement - Approved 11/97